National Life Insurance Company

National Variable Annuity Account II

National Variable Life Insurance Account

Supplement dated February 22, 2011

to the Prospectuses dated May 1, 2010

for the Varitrak Policy and

for the Sentinel Advantage Variable Annuity Contract

and

to the Prospectus dated May 1, 2009

for the Sentinel Estate Provider and Sentinel Benefit Provider Policies

INVESCO Corporate Action

The Varitrak, Sentinel Estate Provider and Sentinel Benefit Provider policies and the Sentinel Advantage Variable Annuity contract, each issued by National Life Insurance Company (“we” or “us”), have investment options that invest in certain series of the AIM Variable Insurance Funds (INVESCO Variable Insurance Funds) (“INVESCO”).  We have received notice that the Board of Trustees of INVESCO has approved, subject to shareholder approval, the merger of the funds listed in the table below.  It is expected that this approval will be sought at a shareholder meeting expected to be held April 1, 2011.

ACQUIRED PORTFOLIO		ACQUIRING PORTFOLIO
INVESCO V.I. Dynamics Fund	merges with and into	INVESCO V.I. Capital Development Fund

DWS Corporate Action

The Varitrak and Sentinel Estate Provider policies  and the Sentinel Advantage Variable Annuity contract, each  issued by National Life Insurance Company (“we” or “us”), have investment options that invest in certain series of the DWS Variable Series II (“DWS”).  We have been informed that the Board of Trustees of DWS have approved the merger of the funds listed in the table below.

ACQUIRED PORTFOLIO		ACQUIRING PORTFOLIO
DWS Strategic Value VIP	merges with and into	DWS Large Cap Value VIP

Both mergers referred to above are expected to become effective on or about May 1, 2011 (the “Merger Date”). Upon the effectiveness of the mergers, the Acquired Portfolios will no longer be available as investment options in the contracts and policies listed above, and as of the Merger Date, any values you have in a subaccount that invests in an Acquired Portfolio will reflect values in a subaccount that invests in an Acquiring Portfolio.  If you do not want to be invested in a subaccount that invests in an Acquiring Portfolio, you should transfer to another subaccount and adjust any automatic transactions that you may have established accordingly.  Transfers made from any of the subaccounts that invest in an Acquired Portfolio or Acquiring Portfolio will not count against the number of free transfers allowed during this policy or contract year, and we will waive any fee otherwise applicable to such transfers.

For a period of time after the effectiveness of the mergers, communications we send to you regarding your policy or contract may continue to reflect the name of the Acquired Portfolio, rather than the Acquiring Portfolio.

If you have any questions, please contact us at 1-800-732-8939.

THIS SUPPLEMENT SHOULD BE READ CAREFULLY TOGETHER WITH THE APPLICABLE PROSPECTUS, AND BOTH DOCUMENTS SHOULD BE KEPT TOGETHER FOR FUTURE REFERENCE.